497(e)
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SUPPLEMENT DATED NOVEMBER 10, 2010 TO
PROSPECTUSES DATED MAY 1, 2010 FOR

MONY CUSTOM MASTER
MONY VARIABLE ANNUITY
THE MONYMASTER (FOR USE ONLY IN THE
STATE OF FLORIDA)


ISSUED BY:

MONY LIFE INSURANCE COMPANY OF AMERICA

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This Supplement modifies certain information in the above-referenced
Prospectuses and Supplements to Prospectus and Statements of Additional Information, dated May 1, 2010 (the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.


NOTICE OF MATURATION AND LIQUIDATION OF FRANKLIN ZERO COUPON FUND 2010

The Franklin Zero Coupon Fund 2010 which is currently offered as an investment option under your contract, is scheduled to mature and liquidate on or about December 17, 2010. After 4:00PM (EST) on that date, the Franklin Zero Coupon Fund 2010 will no longer be offered as an investment option under your contract. If the liquidation is delayed, we will notify you.

If you currently have account value in this investment option, you should transfer that account value to one or more of the other investment options available under your contract. If you have existing instructions to allocate account value to this investment option, including any rebalancing program, you must select an alternate investment option for such allocation. You may process a transfer and/or change allocation instructions by requesting the necessary form from our Operations Center (at the mailing address listed below) or by logging on to www.axa-equitable.com. Please note that any account value remaining in the Franklin Zero Coupon Fund 2010 investment option after 4:00 PM
(EST) on December 17, 2010 will automatically be transferred to the EQ/Money Market investment option. Information regarding the EQ/Money Market Portfolio can be found in the EQ Advisors Trust Prospectus.

If you have any questions about the changes, please contact one of our customer service representatives from 9:00 AM to 5:00 PM (EST), at 1-800-487-6669, Monday through Friday.


                      Operations Center mailing address:
                    MONY Life Insurance Company of America
                             Policyholder Services
                              100 Madison Street
                           Syracuse, New York 13202









                                Copyright 2010.
                     MONY Life Insurance Company of America
                              All rights reserved.
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

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